Exhibit 10.1

EXECUTION COPY

THIRD AMENDMENT, dated as of November 25, 2008 (the “Amendment”), to the CREDIT AGREEMENT, dated as of as of June 12, 2007 (as amended or otherwise modified prior to the date hereof, the “Credit Agreement”), among CITADEL BROADCASTING CORPORATION, a Delaware corporation (the “Company”), the several lenders from time to time parties thereto (the “Lenders”), the Syndication Agents and Documentation Agents party thereto and JPMORGAN CHASE BANK, N.A., as administrative agent for the Lenders (in such capacity, the “Administrative Agent”).

W I T N E S S E T H :

WHEREAS, pursuant to the Credit Agreement, the Lenders have extended credit to the Company on the terms set forth in the Credit Agreement;

WHEREAS, the Company has requested that the Required Revolving/Tranche A Lenders approve certain amendments to Section 13.1 of the Credit Agreement;

WHEREAS, pursuant to such request, the Required Revolving/Tranche A Lenders have consented to amend the Credit Agreement on the terms and conditions contained herein;

NOW, THEREFORE, the parties hereto hereby agree as follows:

SECTION 1. DEFINITIONS.

1.1 Defined Terms. Terms defined in the Credit Agreement and used herein shall have the meanings given to them in the Credit Agreement unless otherwise defined herein or the context otherwise requires.

SECTION 2. AMENDMENTS.

2.1 Amendment of Subsection 1.1 (Definitions). Subsection 1.1 of the Credit Agreement is hereby amended by adding the following term in proper alphabetical order:

“Consolidated Total Leverage Ratio”: for any period of four consecutive fiscal quarters, as of the end of such period the ratio of (a) Consolidated Total Indebtedness (provided that Indebtedness under clause (b) of the definition of Indebtedness shall only be included to the extent of any unreimbursed drawings under any letter of credit) as of the end of such period to (b) Consolidated EBITDA for such period, provided that (i) the Consolidated Total Leverage Ratio for any period of four consecutive fiscal quarters shall be calculated giving pro forma effect to any Indebtedness incurred or repaid in connection with a Material Acquisition or Material Disposition occurring during the relevant Measurement Period or prior to the relevant date of determination as if such Indebtedness had been incurred or repaid on the first day of such period (provided that the Company shall not be required to make the foregoing pro forma calculations for any Material Acquisition or Material Disposition occurring after the end of the relevant Measurement Period and within three (3) Business Days of the date on which the certificate for such period is delivered under subsection 12(b)) and (ii) if the Consolidated Total Leverage Ratio is determined as of any Borrowing Date, the Consolidated Total Leverage Ratio for the period of four consecutive fiscal quarters most recently ended prior to such Borrowing Date for which the financial statements required by subsections 12.1 and 12.2 have been delivered shall be calculated giving pro forma effect to any Indebtedness incurred or repaid after the end of such period and on or prior to such Borrowing Date (including the Indebtedness to be incurred on such Borrowing Date (but not the use of proceeds thereof)) as if such Indebtedness had been incurred or repaid on the last day of such period.

2.2 Amendment of Subsection 13.1 (Financial Condition Covenant). Subsection 13.1 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and replacing it with the following:

13.1 Financial Condition Covenant. Permit, without the approval of the Required Revolving/Tranche A Lenders, as of the last day of any fiscal quarter of the Company or any Borrowing Date, the Consolidated Total Leverage Ratio for the period of four consecutive fiscal quarters ended on such day (or, in the case of a Borrowing Date, the last day of the fiscal quarter of the Company most recently ended prior to such Borrowing Date for which the financial statements required by subsections 12.1 and 12.2 have been delivered) to be more than the ratio set forth opposite such period below; provided that this covenant will only apply (a) to the Revolving Credit Facility and the Tranche A Term Facility (except as otherwise provided in paragraph (c) of Section 14) and (b) when any Tranche A Term Loans, Revolving Credit Loans, Swing Line Loans or Revolving L/C Obligations (other than Revolving L/C Obligations that are cash-collateralized) are outstanding on the last day of any such period or shall be borrowed on such Borrowing Date:

Period Ending	Ratio

September 30, 2007	8.5 to 1.0

December 31, 2007	8.5 to 1.0

March 31, 2008	8.5 to 1.0

June 30, 2008	8.5 to 1.0

September 30, 2008	8.5 to 1.0

December 31, 2008	8.5 to 1.0

March 31, 2009	8.5 to 1.0

June 30, 2009	8.5 to 1.0

September 30, 2009	8.5 to 1.0

December 31, 2009	8.25 to 1.0

March 31, 2010	7.75 to 1.0

June 30, 2010	7.25 to 1.0

September 30, 2010	7.25 to 1.0

December 31, 2010 and thereafter	6.75 to 1.0

SECTION 3. MISCELLANEOUS.

3.1 Conditions to Effectiveness. This Amendment shall become effective on the date (the “Amendment Effective Date”) on which:

(a) Amendment. The Administrative Agent shall have received this Amendment, executed and delivered by a duly authorized officer of each of the Company and the Required Revolving/Tranche A Lenders.

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(b) Acknowledgment and Confirmation. The Administrative Agent shall have received the Acknowledgment and Confirmation, substantially in the form of Exhibit A hereto, executed and delivered by an authorized officer of the Company and each other Loan Party.

(c) Payment of Fees, Expenses. The Company shall have paid all fees and expenses as required pursuant to subsection 3.6 of this Amendment or otherwise; provided that the reasonable fees and disbursements of counsel to the Administrative Agent may be paid within a reasonable period of time after receipt of invoice.

3.2 Representation and Warranties; After giving effect to the amendments and waivers contained herein, on the Amendment Effective Date the Company hereby confirms that the representations and warranties set forth in Section 10 of the Credit Agreement are true and correct in all material respects (except to the extent such representations and warranties specifically refer to an earlier date); provided that each reference in such Section 10 to “this Agreement” shall be deemed to include this Amendment, all other prior amendments thereto and the Credit Agreement, as amended by this Amendment.

3.3 Continuing Effect; No Other Waivers or Amendments. This Amendment shall not constitute an amendment or waiver of or consent to any provision of the Credit Agreement and the other Credit Documents not expressly referred to herein and shall not be construed as an amendment, waiver or consent to any action on the part of the Company that would require an amendment, waiver or consent of the Administrative Agent or the Lenders except as expressly stated herein. Except as expressly amended hereby, the provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect in accordance with their terms.

3.4 No Default. No Default or Event of Default shall have occurred and be continuing as of the Amendment Effective Date after giving effect to this Amendment.

3.5 Counterparts. This Amendment may be executed in any number of separate counterparts by the parties hereto (including by telecopy or via electronic mail), each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

3.6 Payment of Fees and Expenses. The Company agrees to pay or reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and reasonable expenses incurred in connection with this Amendment, any other documents prepared in connection herewith and the transactions contemplated hereby, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent. The Company also agrees to pay to each Lender holding Tranche A Term Loans or Revolving Credit Commitments and consenting to this Amendment by the specified consent deadline an amendment fee of 125 basis points of such Lender’s Tranche A Term Loans and Revolving Credit Commitments (after giving effect to any irrevocable notice of reduction of the Revolving Credit Commitments submitted on or prior to the Amendment Effective Date).

3.7 GOVERNING LAW. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES UNDER THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAWS OF THE STATE OF NEW YORK.

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IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed and delivered by their respective duly authorized officers as of the date first above written.

CITADEL BROADCASTING CORPORATION

By:	/s/ Randy L. Taylor
	Name:	Randy L. Taylor
	Title:	Senior Vice President-Finance and Chief Financial Officer

Signature Page to Third Amendment

JPMORGAN CHASE BANK, N.A., as Administrative Agent and as a Lender

By:	/s/ Tina L. Ruyter
Name: Tina L. Ruyter
Title: Vice President

Signature Page to Third Amendment

EXHIBIT A

FORM OF ACKNOWLEDGMENT AND CONFIRMATION

1. Reference is made to the Third Amendment, dated as of November 25, 2008 (the “Third Amendment”) to the Credit Agreement, dated as of June 12, 2007, as amended (as the same may be further amended, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Citadel Broadcasting Corporation, a Delaware corporation (the “Company”), the lenders party from time to time thereto (the “Lenders”), the Syndication Agents and Documentation Agents named therein and JPMorgan Chase Bank, N.A. as administrative agent (in such capacity, the “Administrative Agent”).

2. The Credit Agreement is being amended pursuant to the Third Amendment. Each of the parties hereto hereby agrees, with respect to each Credit Document to which it is a party:

(a) all of its obligations, liabilities and indebtedness under such Credit Document, including guarantee obligations, shall remain in full force and effect on a continuous basis after giving effect to the Third Amendment; and

(b) all of the Liens and security interests created and arising under such Credit Document remain in full force and effect on a continuous basis, and the perfected status and priority of each such Lien and security interest continues in full force and effect on a continuous basis, unimpaired, uninterrupted and undischarged, after giving effect to the Third Amendment as collateral security for its obligations, liabilities and indebtedness under the Credit Agreement and under its guarantees in the Credit Documents.

3. THIS ACKNOWLEDGMENT AND CONFIRMATION SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.

4. This Acknowledgment and Confirmation may be executed by one or more of the parties hereto on any number of separate counterparts (including by telecopy or electronic mail), and all of said counterparts taken together shall be deemed to constitute one and the same instrument.

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IN WITNESS WHEREOF, the parties hereto have caused this Acknowledgment and Confirmation to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

Citadel Broadcasting Corporation

Citadel Broadcasting Company

ALPHABET ACQUISITION CORP.

(F/K/A ABC RADIO HOLDINGS, INC.)

DETROIT RADIO, LLC

(F/K/A ABC RADIO DETROIT, LLC)

ATLANTA RADIO, LLC

(F/K/A ABC RADIO ATLANTA, LLC)

INTERNATIONAL RADIO, INC.

(F/K/A ABC RADIO INTERNATIONAL, INC.)

RADIO WATERMARK, INC.

(F/K/A ABC/WATERMARK, INC.)

MINNEAPOLIS RADIO, LLC

MINNEAPOLIS RADIO ASSETS, LLC

RADIO LICENSE HOLDING III, LLC

KLOS RADIO, LLC

KLOS SYNDICATIONS ASSETS, LLC

KLOS-FM RADIO ASSETS, LLC

RADIO LICENSE HOLDING XII, LLC

SAN FRANCISCO RADIO, LLC

SF LICENSE, LLC

SAN FRANCISCO RADIO ASSETS, LLC

RADIO LICENSE HOLDING VIII, LLC

DC RADIO, LLC

DC RADIO ASSETS, LLC

RADIO LICENSE HOLDING VII, LLC

WPLJ RADIO, LLC

RADIO LICENSE HOLDING IX, LLC

CHICAGO FM RADIO ASSETS, LLC

RADIO LICENSE HOLDING V, LLC

RADIO NETWORKS, LLC

NETWORK LICENSE, LLC

RADIO LICENSE HOLDING I, LLC

RADIO LICENSE HOLDING II, LLC

RADIO ASSETS, LLC

LA RADIO, LLC

LA LICENSE, LLC

RADIO LICENSE HOLDING VI, LLC

WBAP-KSCS RADIO ACQUISITON, LLC

WBAP-KSCS ACQUISITION PARTNER, LLC

WBAP-KSCS ASSETS, LLC

WBAP-KSCS RADIO GROUP, LTD

RADIO LICENSE HOLDING IV, LLC

CHICAGO RADIO HOLDING, LLC

CHICAGO RADIO, LLC

CHICAGO RADIO ASSETS, LLC

RADIO LICENSE HOLDING XI, LLC

CHICAGO LICENSE, LLC

NY RADIO, LLC

NY LICENSE, LLC

NY RADIO ASSETS, LLC

RADIO LICENSE HOLDING X, LLC

RADIO TODAY ENTERTAINMENT, INC.

By:	/s/ Randy L. Taylor
Name:	Randy L. Taylor
Title:	Senior Vice President-Finance and Chief Financial Officer

Signature Page to Exhibit A to Third Amendment